                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Performance in Perspective.......................  5
Glossary of Terms................................  6
Portfolio Management Review......................  8
Portfolio Highlights............................. 11
Portfolio of Investments......................... 12
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24
Report of Independent Accountants................ 30

PATF ANR 2/98

                             LETTER TO SHAREHOLDERS



February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 signed                        [PHOTO]
into law by President Clinton in
August creates many new opportunities
for you and your family to take a
more active role in achieving your
long-term financial goals.
    Most Americans will benefit from       DENNIS J. MCDONNELL AND DON G. POWELL
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is heading for surplus, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar, and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down

                                                          Continued on page two
significantly, a hike in U.S. rates would force monetary authorities in Asia to choose between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW
    Low inflation and steady Federal Reserve policy contributed to solid gains for fixed-income investments over the reporting period. The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to
7.17 percent in April amid fears that strong economic growth would reignite inflation. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, long-term Treasury-bond yields had fallen to 5.92 percent, the lowest level in more than four years.
    During the 12 months through December, long-term general obligation bonds returned more than 11 percent, compared to just under 9 percent for intermediate-term bonds. Total volume of municipal debt rose to over $200 billion, the highest level since 1993. Close to 50 percent of issuance was enhanced by insurance. This increase in AAA-rated volume caused spreads between high quality and lower-rated paper to compress, making quality offerings attractive during the period. At the same time, however, it was difficult to build the income component of the portfolio due to the scarcity of higher yielding securities.

OUTLOOK
    We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth will help mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is typically good for fixed-income investments.
    However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.

                                                        Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                          VAN KAMPEN AMERICAN CAPITAL
                       PENNSYLVANIA TAX FREE INCOME FUND

                                             A          B          C
                                           SHARES     SHARES     SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)...     8.59%      7.78%      7.78%
One-year total return(2)................     3.45%      3.78%      6.78%
Five-year average annual total
  return(2).............................     6.00%        N/A        N/A
Ten-year average annual total
  return(2).............................     8.40%        N/A        N/A
Life-of-Fund average annual total
  return(2).............................     8.37%      5.26%      5.02%
Commencement date.......................  05/01/87   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................     4.91%      4.43%      4.43%
Taxable equivalent distribution
  rate(4)...............................     7.89%      7.12%      7.12%
SEC Yield(5)............................     4.22%      3.65%      3.67%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities the Fund invests in generally provide yields based upon a higher degree of credit and market risk. An investment in medium- and lower-rated securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payments of interest and principal.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen American Capital Pennsylvania Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index
   (December 31, 1987 through December 31, 1997)


                                   [GRAPH]


                        VKAC               Lehman Brothers
 Value at        Pennsylvania Tax Free     Municipal Bond
December 31,        Income Fund                 Index
   1987                9,527.00               10,000.00
   1988               10,912.00               11,015.20
   1989               12,095.00               12,203.30
   1990               12,981.00               13,093.00
   1991               14,492.00               14,683.20
   1992               15,955.00               15,977.60
   1993               18,068.00               17,939.00
   1994               17,036.00               17,011.40
   1995               19,867.00               19,982.00
   1996               20,634.00               20,868.90
   1997               22,407.00               22,789.30


--------------------------------
Fund's Total Return
1 Year Avg. Annual      =  3.45%
5 Year Avg. Annual      =  6.00%
10 Year Avg. Annual     =  8.40%
Inception Avg. Annual   =  8.37%
--------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be considered a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal bonds) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality or other governmental entity to finance capital expenditures such as the construction of highways, public works, or school buildings.

MUNICIPAL REVENUE BONDS: Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

MUNICIPAL YIELD CURVE: A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PUT BOND: A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates. An "inverted" yield curve indicates that short-term rates are higher than long-term rates.

ZERO COUPON BONDS: A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          PORTFOLIO MANAGEMENT REVIEW
         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Pennsylvania Tax Free Income Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended December 31, 1997.


Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?


A The bond market saw healthy price advances during 1997, but this ascension was not a smooth ride. Early in the year, bond prices began to fall when economic indicators caused concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed raised interest rates by a modest 0.25 percent in late March, bond prices fell even further. By mid-April, however, the market's mood reversed, giving little indication of price pressures despite the economy's strength. Bond prices also benefited from heavy purchases by foreign investors and concerns that the stock market rally was nearing an end.
      While the economy showed few, if any, signs of inflation, bond prices continued their climb, and long-term interest rates declined further. This caused credit spreads between investment-grade and lower- or non-rated bonds to contract significantly. Also, an unprecedented amount of insured bond issuance--49 percent of total volume--reduced the supply of higher-yielding, lower- and non-rated bonds available in the market.
      Pennsylvania's economy continued to lag the nation, which can be attributed largely to the aging population and limited industry growth throughout the state. Bond issuance was modest during the first quarter but rebounded to higher levels later in the second quarter as interest rates declined. Currently, more than 70 percent of the state's bonds come to market insured, which is considerably higher than the national average of 49 percent.
      As interest rates declined during the last six months of the year, Pennsylvania, like many states, encountered a considerable amount of prerefundings--issuers refunded their higher-yielding municipal bonds and replaced them with bonds at prevailing lower rates.

Q     HAVE THESE CONDITIONS AFFECTED THE MANAGEMENT OF THE FUND?


A Our overall strategy did not change based on market conditions, although lower yields made it more difficult to add significant value over our existing holdings. We evaluated bond issues on an individual basis and made purchases where we found the most appropriate opportunities.
      The narrowing of credit spreads, while limiting the attractiveness of the high-yielding, high-risk securities offered at the current market levels, actually increased the value of the lower- and non-rated bonds held in the Fund's portfolio. By relying heavily on our research and analysis to find attractive issues, we are able to consistently provide shareholders with a higher level of potential income.

Q     WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO?


A Turnover in the Fund remained relatively low during the period. Our sector weightings were a reflection of where we found opportunities on a bond-by-bond basis. Health care and housing bonds represent two areas of interest for the portfolio. Some of our holdings in the health sector included continuing care retirement centers or CCRCs, which provide housing and nursing services for elderly and retired individuals. Our health care holdings included several hospitals and long-term care centers. These bonds served the portfolio well during the reporting period.
      Early in the reporting period, one of our holdings in the paper industry encountered a credit problem that had a slight negative impact on the Fund's return. We were able to liquidate the credit during the year.
      In an effort to manage the Fund's volatility, we adjusted the duration of the portfolio when necessary. Mid-year, the duration of the Fund was 7.20 years, which was slightly shorter than the Lehman Brothers Pennsylvania Municipal Bond Index's duration of 7.53 years. We concentrated on maintaining a balanced portfolio that we felt would perform well during both upward and downward swings in interest rates. For additional Fund portfolio highlights, please refer to page eleven.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?


A The Fund posted positive results for the fiscal year. Total return for the 12 months ended December 31, 1997 was 8.59 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 9.19 percent for the same period. Keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
      The Fund continued to meet its goal of providing a competitive level of tax-exempt current income. At year-end, its tax-exempt distribution rate (Class A shares) was 4.91 percent(3), based on a monthly dividend of $.9075 and a maximum public offering price of $18.94. For investors in the 37.8 percent combined federal and state income tax bracket, the Fund's taxable-equivalent distribution rate was 7.89 percent(4). Please refer to the chart on page four for additional Fund performance.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?


A We expect the U.S. economy to remain strong going into 1998, although the growth rate could slow from its current level. The expediency with which the crisis in Southeast Asia is resolved will play a key role in how the
Fed will manage the U.S. interest rate environment in the coming year. We are cautiously optimistic that interest rates will remain fairly stable, if not move slightly lower in 1998. In the event that conditions in Southeast Asia stabilize and the U.S. economy shows increased signs of price appreciation and wage pressures, the Fed might take preemptive measures to keep inflation in check.
    On a national level, we believe long-term municipal bond yields should remain stable and the tax-exempt bond market should continue to track Treasuries. Bond issuance in Pennsylvania should be strong, especially in the health-care sector as hospitals and health-care providers continue to grow and form larger networks. We expect fewer refundings in the coming year than we saw in 1997 due to the large volume that have already come to market.
    We believe the Fund is well positioned to weather any changes in market conditions in the coming year. We feel the Fund's stable duration and sector diversification should enable the Fund to be less volatile to interest rate changes.


[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
Dennis S. Pietrzak
Portfolio Manager

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

 TOP TEN HOLDINGS AS OF DECEMBER 31, 1997

                                                PERCENTAGE OF FUND'S
                                                LONG-TERM INVESTMENTS
Philadelphia, PA Authority Industrial
  Development Lease Revenue .................           4.3%
Pennsylvania State Higher Educational
  Assistance Agency Student Loan ............           3.4%
Berks County, PA ............................           2.6%
Pennsylvania State Higher Educational
  Facility Authority Health Services Revenue
  Allegheny Delaware Valley .................           2.6%
Philadelphia, PA Municipal Authority Revenue
  Municipal Services Building Lease Capital
  Appreciation ..............................           2.5%
Allegheny County, PA Hospital Development
  Authority Revenue Hospital St. Francis
  Medical Center Project ....................           2.3%
Radnor Township, PA School District .........           2.2%
Pennsylvania State Higher Educational
  Facility Authority Revenue Drexel
  University ................................           2.1%
Delaware County, PA Authority Revenue First
  Mortgage Riddle Village Project ...........           2.0%
Hampton Township, PA School District ........           1.9%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF DECEMBER 31, 1997                   AS OF JUNE 30, 1997(1)
AAA........... 49.0%                      AAA.............. 50.6%
AA............  9.2%                      AA...............  8.0%
A............. 14.3%     [PIE CHART]      A................ 15.7%  [PIE CHART]
BBB........... 12.6%                      BBB.............. 12.8%
BB............  1.4%                      BB...............  1.4%
Non-Rated..... 13.5%                      Non-Rated........ 11.5%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF DECEMBER 31, 1997                      AS OF JUNE 30, 1997(1)
Health Care...........   21.2%               Health Care...........  22.8%
Industrial Revenue....   13.8%               Industrial Revenue....  13.3%
Public Education......   11.1%               Public Education......   8.3%
Other Care............    8.3%               Other Care............   7.3%
Public Building.......    7.5%               Public Building.......   7.3%

 DURATION

          As of December 31, 1997(1)         As of June 30, 1997(1)
Duration          7.00 years                       8.00 years

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  99.0%
         PENNSYLVANIA  99.0%
$3,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................    6.625%   01/01/22  $  3,818,675
 1,625   Allegheny Cnty, PA C-34 Conv Cap Apprec (a).....  0/8.625    02/15/04     1,949,854
 1,000   Allegheny Cnty, PA Higher Edl Bldg Auth Univ Rev
         Duquesne Univ Proj (AMBAC Insd).................    6.500    03/01/11     1,175,690
 2,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd) (c).........    6.000    11/01/12     2,637,775
 2,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd).............    6.250    11/01/23     2,679,000
 2,140   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
         Allegheny Vly Sch...............................    7.750    02/01/15     2,355,434
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.500    05/15/06     1,050,900
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.500    05/15/07     1,048,810
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.600    05/15/08     1,052,590
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.750    05/15/09     1,061,270
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.750    05/15/10     1,055,940
 1,160   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.750    05/15/17     1,201,064
   945   Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
         Presbyterian Med Cent Rfdg (FHA Gtd)............    6.750    02/01/26     1,037,298
 2,500   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt Ser A Rfdg...................    6.700    12/01/20     2,720,325
   950   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         1983 Ser B......................................        *    10/01/15       149,977
 1,945   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family Ser Z (GNMA Collateralized).......    6.875    05/01/26     2,080,800
 2,000   Beaver Cnty, PA Hosp Auth Rev Med Cent Beaver,
         PA Inc Ser A (AMBAC Insd).......................    6.250    07/01/22     2,167,060
 4,500   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Ser A Rfdg.....    7.750    09/01/24     4,754,025
 6,000   Berks Cnty, PA (Inverse Fltg) (FGIC Insd).......    8.170    11/10/20     7,275,000
 2,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B...............................    6.875    10/01/17     2,167,140
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg...................................    7.500    05/15/13     1,106,200
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg...................................    7.700    05/15/22     1,115,680
 2,750   Bradford Cnty, PA Indl Dev Auth Solid Waste Disp
         Rev Intl Paper Co Proj A........................    6.600    03/01/19     3,030,500
 5,650   Butler, PA Area Sch Dist Cap Apprec (FGIC
         Insd)...........................................        *    11/15/25     1,173,448

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Rfdg..................    7.500%   09/01/15  $  1,115,390
 1,000   Cambria Cnty, PA Indl Dev Auth Res Recovery Rev
         Cambria Cogen Proj Ser F........................    7.750    09/01/19     1,019,160
 1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
         Rev (AMBAC Insd)................................    5.650    05/15/20     1,030,130
 1,880   Chester Cnty, PA Hlth & Edl The Chester Cnty
         Hosp (MBIA Insd)................................    5.625    07/01/08     2,035,363
   760   Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/01       660,486
   860   Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/02       714,221
 1,000   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj (Prerefunded @ 07/01/01)...................    8.500    07/01/21     1,154,670
   945   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj (Prerefunded @ 07/01/01)...................    8.500    07/01/13     1,083,424
 1,130   Clearfield Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg Kmart Corp Ser A Rfdg.................    7.200    07/01/07     1,213,191
 2,230   Cumberland Cnty, PA Muni Auth Rev First Mtg
         Carlisle Hosp & Hlth............................    6.800    11/15/23     2,435,316
 2,500   Deer Lakes Sch Dist PA Ser A (FSA Insd).........    5.000    01/15/23     2,447,500
 2,000   Delaware Cnty, PA Auth Hosp Rev Crozer Chester
         Med Cent Ser A, B & C (Prerefunded @ 12/15/00)
         (MBIA Insd).....................................    7.500    12/15/20     2,224,560
 2,475   Delaware Cnty, PA Auth Rev Elwyn Inc Proj
         (Prerefunded @ 06/01/00)........................    8.350    06/01/15     2,759,526
 1,500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj (Prerefunded @ 06/01/02)...................    9.250    06/01/22     1,818,930
   500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg.......................................    6.200    06/01/05       522,595
 3,000   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg.......................................    7.000    06/01/26     3,135,330
 2,000   Erie Cnty, PA Hosp Auth Rev Saint Vincent Hlth
         Cent Proj Ser A (MBIA Insd).....................    6.375    07/01/22     2,177,140
 1,985   Greene Cnty, PA Unlimited Tax (Prerefunded @
         08/01/00).......................................    8.500    08/01/10     2,174,806
 5,500   Hampton Twp, PA Sch Dist (FGIC Insd)............    5.000    09/01/27     5,374,875
 3,000   Harrisburg, PA Auth Rev Pooled Univ Pgm Ser II
         (MBIA Insd).....................................    5.625    09/15/17     3,142,530
   900   Hazleton, PA Hlth Svcs Auth Hosp Rev............    5.500    07/01/07       939,240
   650   Hazleton, PA Hlth Svcs Auth Saint Joseph Med
         Cent Rfdg.......................................    5.850    07/01/06       677,190
 1,750   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Metro Edison Co Proj A (AMBAC Insd).............    5.950    05/01/27     1,870,470
 2,500   Jim Thorpe, PA Area Sch Dist Ser A (MBIA
         Insd)...........................................    5.375    03/15/22     2,534,700
 1,800   Kiski, PA Area Sch Dist (FGIC Insd).............    5.300    03/01/17     1,827,018
 1,000   Lancaster Cnty, PA Solid Waste Mgmt Auth Res
         Recovery Sys Rev Ser A..........................    8.375    12/15/04     1,032,880
 2,000   Lancaster Cnty, PA Solid Waste Mgmt Auth Res
         Recovery Sys Rev Ser A..........................    8.500    12/15/10     2,068,400

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,000   Lehigh Cnty, PA Genl Purp Auth Cedar Crest
         College Rfdg....................................    6.700%   04/01/26  $  2,158,260
 4,100   Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
         Hosp Ser A Rfdg.................................    8.100    07/15/10     4,394,831
 1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
         Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).........    6.400    11/01/21     1,098,680
 2,000   Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A........................    6.500    07/01/22     2,166,660
 2,500   Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A (Prerefunded @
         07/01/00).......................................    7.750    07/01/16     2,756,450
 1,000   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp
         Proj (Crossover Rfdg @ 10/01/00)................    8.875    10/01/20     1,134,310
   750   McKeesport, PA Indl Dev Auth Rev The Kroger Corp
         Allegheny Cnty Rfdg.............................    8.650    06/01/11       854,565
 3,000   Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth
         Sys Rfdg........................................    6.250    10/01/15     3,182,850
   500   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Suburban Genl Hosp Bonds (AMBAC Insd).......    7.250    05/01/16       511,270
   405   Montgomery Cnty, PA Higher Edl & Hlth Auth
         Nursing Home Rev Delco Sys Svcs Proj A..........    9.875    11/01/18       423,824
 2,250   Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev Adult Cmntys Total Svcs Ser B.........    5.625    11/15/12     2,317,185
 2,000   Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev GDL Farms Corp Proj Rfdg..............    6.300    01/01/13     2,014,980
 2,500   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Philadelphia Elec Co Ser A Rfdg.............    7.600    04/01/21     2,730,325
 3,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
         Recovery........................................    7.500    01/01/12     3,318,150
 1,000   Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth
         Academy.........................................    7.750    09/01/24     1,106,950
 1,415   New Kensington Arnold, PA Sch Dist (FGIC
         Insd)...........................................    5.500    05/15/17     1,461,992
 3,300   New Kensington Arnold, PA Sch Dist (FGIC
         Insd)...........................................    5.500    05/15/26     3,394,677
 1,500   North Penn, PA Wtr Auth Wtr Rev (FGIC Insd).....    6.200    11/01/22     1,623,015
 1,000   North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd)...........................    6.875    11/01/19     1,159,560
 2,500   Northampton Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Bethlehem Steel Rfdg........................    7.550    06/01/17     2,787,775
 1,000   Northeastern PA Hosp & Edl Auth College Rev Gtd
         Luzerne Cnty Cmnty College (Prerefunded @
         02/15/05) (AMBAC Insd)..........................    6.625    08/15/15     1,136,940
 2,281   Oil City, PA Towne Tower Proj...................    6.750    05/01/20     2,477,298
 1,335   Penn Hills, PA (FGIC Insd)......................    5.800    12/01/13     1,449,943
 1,600   Penn Hills, PA (FGIC Insd)......................    5.850    12/01/14     1,738,224
 1,335   Penn Hills, PA (FGIC Insd)......................    5.900    12/01/17     1,439,237
 2,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
         MacMillan Ltd Partnership Proj..................    7.600    12/01/20     2,369,260

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 3,000  Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................    7.050%   12/01/10  $  3,322,950
  1,500  Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................    7.125    12/01/15     1,667,895
  5,000  Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Northampton Generating Ser A....................    6.600    01/01/19     5,253,800
  2,500  Pennsylvania Hsg Fin Agy Amt Single Family Mtg
         Ser 61A (b).....................................    5.500    04/01/29     2,512,675
  4,000  Pennsylvania Hsg Fin Agy (Inverse Fltg).........    9.447    10/03/23     4,600,000
  1,000  Pennsylvania Hsg Fin Agy Rental Hsg Rfdg (FNMA
         Collateralized).................................    6.500    07/01/23     1,058,750
  1,000  Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         40..............................................    6.900    04/01/25     1,086,230
  2,500  Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         42..............................................    6.850    04/01/25     2,719,600
    850  Pennsylvania Infrastructure Invt Auth Rev
         Pennvest Subser B...............................    6.800    09/01/10       941,035
  2,000  Pennsylvania Intergvtl Co-op Auth Spl Tax Rev
         City of Philadelphia (MBIA Insd)................    5.600    06/15/15     2,065,000
  4,000  Pennsylvania St Ctfs Partn (FSA Insd)...........    6.250    05/01/16     4,321,400
  2,000  Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
         Insd)...........................................    9.368    09/01/26     2,317,500
  2,500  Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser B (Inverse Fltg) (MBIA
         Insd)...........................................   10.433    03/01/20     2,840,625
  4,000  Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser C (AMBAC Insd)...............    6.400    03/01/22     4,175,600
  1,200  Pennsylvania St Higher Edl Fac Auth College &
         Univ Rev Bryn Mawr College (MBIA Insd)..........    5.625    12/01/27     1,256,076
  2,000  Pennsylvania St Higher Edl Fac Auth Hlth Svcs
         Rev Allegheny Delaware Vly Oblig A (MBIA
         Insd)...........................................    5.000    11/15/06     2,074,320
  4,595  Pennsylvania St Higher Edl Fac Auth Hlth Svcs
         Rev Allegheny Delaware Vly Oblig A (MBIA
         Insd)...........................................    5.600    11/15/10     5,016,316
  5,400  Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ Rfdg.......................................    6.375    05/01/17     5,818,446
  1,590  Pennsylvania St Indl Dev Auth Rev Econ Dev
         (AMBAC Insd)....................................    6.000    07/01/06     1,775,950
  2,505  Philadelphia, PA Auth for Indl Dev Rev Coml Dev
         RMK Rfdg........................................    7.750    12/01/17     2,833,556
  3,000  Philadelphia, PA Auth for Indl Dev Rev Long-Term
         Care Maplewood..................................    8.000    01/01/24     3,308,370
 11,565  Philadelphia, PA Auth Indl Dev Lease Rev Ser A
         (MBIA Insd).....................................    5.375    02/15/27    11,743,332
  3,000  Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
         Insd)...........................................    6.250    07/01/08     3,311,100
    250  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Albert Einstein Med Cent....................    7.000    10/01/21       271,123
  2,800  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Chestnut Hill Hosp..........................    6.500    11/15/22     2,998,296
  4,000  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A......................    6.625    11/15/23     4,369,680

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 760    Philadelphia, PA Hosps And Higher Ed Facs Auth
         Rev The Phil Protestant Home Ser B..............    6.300%   07/01/14  $    770,366
  985    Philadelphia, PA Hosps And Higher Ed Facs Auth
         Rev The Phil Protestant Home Ser B..............    6.400    07/01/17       998,406
  450    Philadelphia, PA Hosps And Higher Ed Facs Auth
         Rev The Phil Protestant Home Ser B..............    6.500    07/01/21       456,993
1,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/08       934,590
3,750    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/11     1,955,962
3,775    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/12     1,861,377
4,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/13     2,089,305
2,155    Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded
         @ 04/01/00) (FGIC Insd).........................    7.800    04/01/18     2,330,051
1,800    Philadelphia, PA Wtr & Swr Rev Ser 16
         (Prerefunded @ 08/01/01)........................    7.500    08/01/10     2,034,036
2,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
         Insd)...........................................    5.625    06/15/08     2,190,520
1,470    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
         C1..............................................    6.800    10/01/25     1,567,652
1,475    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D...    6.250    10/01/17     1,566,583
  835    Pittsburgh, PA Urban Redev Auth Single Family
         Mtg Rev Ser A (GNMA Collateralized).............    8.000    12/01/20       871,523
2,665    Radnor Twp, PA Sch Dist.........................    5.750    03/15/19     2,798,756
3,000    Randor Twp, PA Sch Dist.........................    5.750    03/15/26     3,139,350
  250    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Cmnty Med Cent Proj (BIGI Insd).................    7.875    07/01/10       259,550
1,000    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Marian Cmnty Hosp Proj Rfdg.....................    7.125    01/15/13     1,062,430
2,400    Shaler, PA Area Sch Dist Cap Apprec Ser A (FGIC
         Insd)...........................................        *    11/15/16       914,232
2,245    Shaler, PA Area Sch Dist Cap Apprec Ser A (FGIC
         Insd)...........................................        *    11/15/22       620,136
2,650    Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg.......................    6.875    12/01/09     2,880,232
  355    Somerset Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg Kmart Corp Ser A Rfdg.................    7.200    04/01/07       380,081
  650    Springfield Twp, PA Swr Auth (Mun Govt Gtd).....    5.800    10/15/18       653,705
1,000    Springfield Twp, PA Swr Auth (Mun Govt Gtd).....    6.000    10/15/27     1,009,820
2,180    St Pub Sch Bldg Auth PA Sch Rev Burgettstown Sch
         Dist Ser D (MBIA Insd)..........................    6.500    02/01/14     2,418,143
1,500    Washington Cnty, PA Auth Lease Rev Muni Fac Pool
         Cap Ser C Subser C-1D (Prerefunded @ 06/15/00)
         (AMBAC Insd)....................................    7.450    12/15/18     1,659,150

                                               See Notes to Financial Statements

                               December 31, 1997
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,935   West Shore, PA Area Auth Hlth Cent Rev United
         Methodist Homes Aging Inc (Prerefunded @
         06/01/01).......................................    7.400%   06/01/16  $  3,287,317
1,000    West Shore, PA Area Hosp Auth Hosp Rev Holy
         Spirit Hosp Proj (MBIA Insd)....................    5.700    01/01/22     1,046,270
  350    Westmoreland Cnty, PA Indl Dev Auth Rev Citizens
         Genl Hosp Proj A Rfdg...........................    8.250    07/01/13       358,785
                                                                                ------------
                                                                                 276,035,653
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  99.0%
  (Cost $250,978,398).........................................................   276,035,653
                                                                                ------------
SHORT-TERM INVESTMENTS AT AMORTIZED COST  0.8%................................     2,200,000
                                                                                ------------
TOTAL INVESTMENTS  99.8%
  (Cost $253,178,398).........................................................   278,235,653
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...................................       586,022
                                                                                ------------
NET ASSETS  100.0%............................................................  $278,821,675
                                                                                ============

*Zero coupon bond

(a) Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $253,178,398).......................  $278,235,653
Cash........................................................       139,627
Receivables:
  Interest..................................................     4,035,446
  Fund Shares Sold..........................................       206,418
  Investments Sold..........................................         3,622
Other.......................................................        16,890
                                                              ------------
      Total Assets..........................................   282,637,656
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,511,076
  Income Distributions......................................       493,151
  Fund Shares Repurchased...................................       248,974
  Distributor and Affiliates................................       205,962
  Investment Advisory Fee...................................       141,382
Trustees' Deferred Compensation and Retirement Plans........       122,611
Accrued Expenses............................................        92,825
                                                              ------------
      Total Liabilities.....................................     3,815,981
                                                              ------------
NET ASSETS..................................................  $278,821,675
                                                              ============
NET ASSETS CONSIST OF:
Paid in Surplus.............................................  $256,151,643
Net Unrealized Appreciation.................................    25,057,255
Accumulated Undistributed Net Investment Income.............       601,938
Accumulated Net Realized Loss...............................    (2,989,161)
                                                              ------------
NET ASSETS..................................................  $278,821,675
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $223,932,480 and 12,414,370 shares of
    beneficial interest issued and outstanding).............  $      18.04
    Maximum sales charge (4.75%* of offering price).........           .90
                                                              ------------
    Maximum offering price to public........................  $      18.94
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $51,910,026 and 2,879,004 shares of
    beneficial interest issued and outstanding).............  $      18.03
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,979,169 and 165,221 shares of
    beneficial interest issued and outstanding).............  $      18.03
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $17,301,880
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,645,589
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $551,201, $490,120 and $30,079,
  respectively).............................................    1,071,400
Shareholder Services........................................      266,800
Trustees' Fees and Expenses.................................       36,431
Legal.......................................................       27,200
Custody.....................................................        8,362
Other.......................................................      183,017
                                                              -----------
    Total Expenses..........................................    3,238,799
                                                              -----------
NET INVESTMENT INCOME.......................................  $14,063,081
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,516,339
  Futures...................................................     (467,390)
                                                              -----------
Net Realized Gain...........................................    1,048,949
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   17,962,920
  End of the Period:
    Investments.............................................   25,057,255
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,094,335
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 8,143,284
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $22,206,365
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      December 31, 1997   December 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................      $ 14,063,081        $ 14,364,732
Net Realized Gain....................................         1,048,949           1,606,502
Net Unrealized Appreciation/Depreciation.............         7,094,335          (5,619,309)
                                                           ------------        ------------
Change in Net Assets from Operations.................        22,206,365          10,351,925
                                                           ------------        ------------
Distributions from Net Investment Income:
  Class A Shares.....................................       (11,483,502)        (11,821,553)
  Class B Shares.....................................        (2,162,615)         (2,128,485)
  Class C Shares.....................................          (132,920)           (151,397)
                                                           ------------        ------------
    Total Distributions..............................       (13,779,037)        (14,101,435)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................         8,427,328          (3,749,510)
                                                           ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................        20,080,197          35,010,881
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................         7,972,553           8,324,756
Cost of Shares Repurchased...........................       (36,874,447)        (37,239,983)
                                                           ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......        (8,821,697)          6,095,654
                                                           ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................          (394,369)          2,346,144
NET ASSETS:
Beginning of the Period..............................       279,216,044         276,869,900
                                                           ------------        ------------
End of the Period (including accumulated
  undistributed net investment income of $601,938 and
  $317,894, respectively)............................      $278,821,675        $279,216,044
                                                           ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                     Year Ended December 31
                                       ---------------------------------------------------
          Class A Shares                1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................    $17.490    $17.737    $16.081    $18.062    $16.899
                                       -------    -------    -------    -------    -------
Net Investment Income..............       .928       .919       .946       .965      1.027
Net Realized and Unrealized
  Gain/Loss........................       .528      (.263)     1.660     (1.985)     1.164
                                       -------    -------    -------    -------    -------
Total from Investment Operations...      1.456       .656      2.606     (1.020)     2.191
Less Distributions from and in
  Excess of Net Investment
  Income...........................       .908       .903       .950       .961      1.028
                                       -------    -------    -------    -------    -------
Net Asset Value, End of the
  Period...........................    $18.038    $17.490    $17.737    $16.081    $18.062
                                       =======    =======    =======    =======    =======
Total Return* (a)..................      8.59%      3.86%     16.62%     (5.72%)    13.25%
Net Assets at End of the Period (In
  millions)........................     $223.9     $227.4     $226.7     $203.2     $221.7
Ratio of Expenses to Average Net
  Assets*..........................      1.04%      1.09%      1.00%       .90%       .71%
Ratio of Net Investment Income to
  Average Net Assets*..............      5.27%      5.32%      5.57%      5.73%      5.80%
Portfolio Turnover.................        46%        57%        28%         8%         1%
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets...........................        N/A      1.09%      1.14%      1.17%      1.09%
Ratio of Net Investment Income to
  Average Net Assets...............        N/A      5.31%      5.42%      5.46%      5.41%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               May 1, 1993
                                         Year Ended December 31,            (Commencement of
                                 ----------------------------------------   Distribution) to
       Class B Shares             1997       1996       1995       1994     December 31, 1993
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................    $17.484    $17.731    $16.080    $18.055        $17.460
                                 -------    -------    -------    -------        -------
Net Investment Income........       .791       .788       .819       .841           .586
Net Realized and Unrealized
  Gain/Loss..................       .531      (.264)     1.659     (1.985)          .603
                                 -------    -------    -------    -------        -------
Total from Investment
  Operations.................      1.322       .524      2.478     (1.144)         1.189
Less Distributions from and
  in Excess of Net Investment
  Income.....................       .775       .771       .827       .831           .594
                                 -------    -------    -------    -------        -------
Net Asset Value,
  End of the Period..........    $18.031    $17.484    $17.731    $16.080        $18.055
                                 =======    =======    =======    =======        =======
Total Return* (a)............      7.78%      3.07%     15.72%     (6.39%)         6.81%**
Net Assets at End of the
  Period (In millions).......      $51.9      $48.4      $46.8      $37.6        $  27.7
Ratio of Expenses to Average
  Net Assets*................      1.79%      1.85%      1.75%      1.64%          1.48%
Ratio of Net Investment
  Income to Average Net
  Assets*....................      4.51%      4.56%      4.81%      4.98%          4.47%
Portfolio Turnover...........        46%        57%        28%         8%             1%**
* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................        N/A      1.85%      1.89%      1.90%          1.82%
Ratio of Net Investment
  Income to Average Net
  Assets.....................        N/A      4.55%      4.66%      4.71%          4.13%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             August 13, 1993
                                        Year Ended December 31,             (Commencement of
                                ----------------------------------------    Distribution) to
       Class C Shares            1997       1996       1995       1994      December 31, 1993
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............    $17.482    $17.729    $16.079    $18.045         $17.850
                                -------    -------    -------    -------         -------
Net Investment Income.......       .795       .788       .812       .850            .325
Net Realized and Unrealized
  Gain/Loss.................       .529      (.264)     1.665     (1.985)           .208
                                -------    -------    -------    -------         -------
Total from Investment
  Operations................      1.324       .524      2.477     (1.135)           .533
Less Distributions from and
  in Excess of Net
  Investment Income.........       .775       .771       .827       .831            .338
                                -------    -------     ------    -------         -------
Net Asset Value, End of the
  Period....................    $18.031    $17.482    $17.729    $16.079         $18.045
                                =======    =======    =======    =======         =======
Total Return* (a)...........      7.78%      3.08%     15.72%     (6.34%)          2.98%**
Net Assets at End of the
  Period (In millions)......      $ 3.0      $ 3.4    $   3.4    $   2.2         $   2.1
Ratio of Expenses to Average
  Net Assets*...............      1.79%      1.85%      1.75%      1.63%           1.54%
Ratio of Net Investment
  Income to Average Net
  Assets*...................      4.52%      4.56%      4.76%      4.97%           4.08%
Portfolio Turnover..........        46%        57%        28%         8%              1%**

 * If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets................        N/A      1.85%      1.90%      1.90%           1.89%
Ratio of Net Investment
  Income to Average Net
  Assets....................        N/A      4.55%      4.61%      4.70%           3.73%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                               December 31, 1997
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $2,989,161 which expires on December 31, 2003.

    At December 31, 1997, for federal income tax purposes, the cost of long- and short-term investments is $253,178,398; the aggregate gross unrealized appreciation is $25,069,697 and the aggregate gross unrealized depreciation is $12,442, resulting in net unrealized appreciation of $25,057,255.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually. The Fund designated 99.87% of the income distributions as tax-exempt income distributions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $15,000 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1997, the Fund recognized expenses of approximately $92,600 representing Van Kampen American Capital Distributors, Inc.'s or

                               December 31, 1997
--------------------------------------------------------------------------------

its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund recognized expenses of approximately $171,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized.
     At December 31, 1997, paid in surplus aggregated $202,684,294, $50,532,705 and $2,934,644 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,357   $ 12,191,057
  Class B..........................................       417,052      7,341,964
  Class C..........................................        31,224        547,176
                                                       ----------   ------------
Total Sales........................................     1,140,633   $ 20,080,197
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       377,505   $  6,642,967
  Class B..........................................        70,331      1,237,722
  Class C..........................................         5,226         91,864
                                                       ----------   ------------
Total Dividend Reinvestment........................       453,062   $  7,972,553
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,659,697)  $(29,155,783)
  Class B..........................................      (377,046)    (6,611,488)
  Class C..........................................       (63,577)    (1,107,176)
                                                       ----------   ------------
Total Repurchases..................................    (2,100,320)  $(36,874,447)
                                                       ==========   ============

                               December 31, 1997
--------------------------------------------------------------------------------

     At December 31, 1996, paid in surplus aggregated $213,006,053, $48,564,507 and $3,402,780 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,590,112   $ 27,397,512
  Class B..........................................       406,876      7,067,219
  Class C..........................................        31,825        546,150
                                                       ----------   ------------
Total Sales........................................     2,028,813   $ 35,010,881
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       402,847   $  6,971,101
  Class B..........................................        72,020      1,245,925
  Class C..........................................         6,228        107,730
                                                       ----------   ------------
Total Dividend Reinvestment........................       481,095   $  8,324,756
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,768,713)  $(30,558,627)
  Class B..........................................      (349,466)    (6,031,703)
  Class C..........................................       (37,401)      (649,653)
                                                       ----------   ------------
Total Repurchases..................................    (2,155,580)  $(37,239,983)
                                                       ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                YEAR OF REDEMPTION                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%           1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

                               December 31, 1997
--------------------------------------------------------------------------------

    For the year ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $50,300 and CDSC on redeemed shares of approximately $99,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $124,610,146 and $129,034,925, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized on the next page are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1997
--------------------------------------------------------------------------------

    Transactions in futures contracts, for the year ended December 31, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996..........................            0
Futures Opened............................................          900
Futures Closed............................................         (900)
                                                                   ----
Outstanding at December 31, 1997..........................            0
                                                                   ====

B. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1997, are payments retained by VKAC of approximately $353,100.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Pennsylvania Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian, a broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Pennsylvania Tax Free Income Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
February 3, 1998

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

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